Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19.	Subsequent Events

In January 2012, the Company granted 93,600 shares of restricted stock to employees and associates under the 2005 Plan. The restricted shares vest over a five year period based on continued service to the Company.

On January 27, 2012, the Company completed a secondary offering of 1,300,000 shares of common stock along with the sale of 195,000 shares of common stock on February 1, 2012 pursuant to the underwriters’ overallotment option. The offering raised approximately $35.1 million. The proceeds of the offering were used to pay down amounts outstanding under our credit facilities.

On March 6, 2012, the Company conveyed the four mortgaged properties, which were subject to the Crossed Loans, to the lender pursuant to a consensual deed-in-lieu-of-foreclosure process that satisfied the loans, which had an aggregate principal amount outstanding of approximately $9.2 million as of December 31, 2011. See Note 6 for more information on the Crossed Loans.

On March 6, 2012, the Company declared a dividend of $.40 per share for the quarter ending March 31, 2012 for holders of record on March 30, 2012. The holders of OP Units are also entitled to an equal distribution per OP Unit held as of March 30, 2012. The amounts are to be paid on April 10, 2012.

The Company evaluates events occurring after the date of the financial statements for events requiring recording or disclosure in the financial statements.